EXHIBIT 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of ITT Inc. (the “Company”) on Form 10-Q for the period ended July 4, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Michael Savinelli, Interim Chief Financial Officer, Vice President, Finance, Chief Tax Officer & Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Michael Savinelli
Michael Savinelli
Interim Chief Financial Officer
Vice President, Finance, Chief Tax Officer & Treasurer
August 6, 2026
A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.